United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2008

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 7.01 Regulation FD Disclosure.

As announced by the Company in its press release dated April 2, 2008, the Company will make a presentation at the Midwest Utilities Seminar on April 9, 2008.  The materials attached will be used in the presentation.  The webcast of the presentation will be available on the Company’s website, www.thelacledegroup.com, through April 23, 2008.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 April 9, 2008 presentation materials for Midwest Utilities Seminar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: April 9, 2008	By:	/s/ D. H. Yaeger
D. H. Yaeger Chairman, President, and Chief Executive Officer

LACLEDE GAS COMPANY

Date: April 9, 2008	By:	/s/ D. H. Yaeger
D. H. Yaeger Chairman, President, and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	April 9, 2008 presentation materials for Midwest Utilities Conference